Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	174,597.91
Total Transaction Valuation	1,264,286,035.50
Total Offset Amount	0.00
Net Fee	$ 174,597.91